--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------



                                                                   July 31, 2000

Dear Shareholder:

      In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

      While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

      Sincerely,




/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein

Laurence D. Fink                                  Ralph L. Schlosstein
Chairman                                          President

                                                                   July 31, 2000



Dear Shareholder:

      We are pleased to present the unaudited semi-annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the six-months ended June 30, 2000. We would like to take this opportunity to review the
Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:

                              --------------------------------------------------
                                 6/30/00   12/31/99   CHANGE    HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE                    $10.00    $9.4375    5.96%   $10.0625   $ 9.25
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)          $10.59     $10.60   (0.09%)  $10.61     $10.31
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

      The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security declined from 6.44% on December 31, 1999 to 6.03% on June 30, 2000.

      Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 4.49% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 3.98% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 22% decline in overall new municipal bond issuance YTD for the same period, led by a 68% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first half of 2000 when compared to the first half of 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above current cost. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

      During the period the Trust issued $40,400,000 in additional preferred shares. Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. As of June 30, 2000, the Trust's leverage amount was 38% of total assets.

      The Board of Directors of the BlackRock Insured Municipal Term Trust Inc. voted to adjust the Trust's monthly dividend effective with the July dividend payable on August 1, 2000. The dividend reduction was determined after careful evaluation of the current and anticipated level of the Trust's net investment income, particularly the reduction in income associated with the increased cost of borrowing as a result of successive Federal Reserve rate increases. The new monthly dividend is $0.04792 ($0.575 annualized), down from the current monthly dividend of $0.05208 ($0.625).

      The following chart compares the Trust's current and December 31, 1999 asset composition:

      ------------------------------------------------------------------------
                    THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
      ------------------------------------------------------------------------
          SECTOR                           JUNE 30, 2000    DECEMBER 31, 1999
      ------------------------------------------------------------------------
          City, County and State                28%               23%
      ------------------------------------------------------------------------
          Water & Sewer                         14%               16%
      ------------------------------------------------------------------------
          Utility/Power                         13%               12%
      ------------------------------------------------------------------------
          Education                             13%               12%
      ------------------------------------------------------------------------
          Hospital                              12%               16%
      ------------------------------------------------------------------------
          Tax Revenue                            6%                6%
      ------------------------------------------------------------------------
          Transportation                         5%                4%
      ------------------------------------------------------------------------
          Lease Revenue                          3%                6%
      ------------------------------------------------------------------------
          Housing                                3%                3%
      ------------------------------------------------------------------------
          Miscellaneous Revenue                  3%                2%
      ------------------------------------------------------------------------

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,






/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BMT
--------------------------------------------------------------------------------
   Initial Offering Date:                                     February 20, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/00:                              $10.00
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/00:                                  $10.59
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/00 ($10.00)(1):           5.75%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share(2):               $ 0.04792
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share(2):            $ 0.57504
--------------------------------------------------------------------------------

-----------
   (1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
   (2) Dividend is not constant and is subject to change.


--------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
                     ARIZONA--1.6%
   AAA    $ 4,180    University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA .....   7/02 @ 102       $ 4,357,399
                                                                                                               -----------
                     CALIFORNIA--10.6%
                     California St., G.O., FGIC,
   AAA      4,355++     6.80%, 11/01/04 ...................................................       N/A            4,844,850
   AAA        145       6.80%, 11/01/10 ...................................................   11/04 @ 102          159,979
   AAA      3,400++  California St. Pub. Wks., 6.60%, 12/01/02, AMBAC .....................       N/A            3,639,530
   AAA      6,100    Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC ......................       ETM            6,622,526
   AAA      3,500    Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC ........................   7/01 @ 101         3,603,670
   AAA      3,065    Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ..............  No Opt. Call        3,366,596
   AAA      3,000++  San Francisco Bay Area Rapid Trans., 6.75%, 7/01/00 ..................       N/A            3,060,000
   AAA      3,500    Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC ...........   11/02 @ 102        3,670,660
                                                                                                               -----------
                                                                                                                28,967,811
                                                                                                               -----------
                     DISTRICT OF COLUMBIA--3.7%
   AAA     10,000    District of Columbia, G.O., Ser. B, 5.50%, 6/01/11, FSA ..............  No Opt. Call       10,167,500
                                                                                                               -----------
                     FLORIDA--9.2%
   AAA     10,750++  Broward Cnty. Sch. Bd., 6.50%, 7/01/02, AMBAC ........................       N/A           11,334,047
   AAA     12,195    Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC .................   10/02 @ 102       12,855,847
   AAA      1,000    Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE .................   10/02 @ 102        1,053,640
                                                                                                               -----------
                                                                                                                25,243,534
                                                                                                               -----------
                     GEORGIA--1.9%
   AAA      5,000    Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ..................   7/02 @ 102         5,208,650
                                                                                                               -----------
                     HAWAII--4.1%
   AAA     11,080    Hawaii St., G.O., Ser. CN, 5.25%, 3/01/11, FGIC ......................   3/07 @ 102        11,103,600
                                                                                                               -----------
                     ILLINOIS--14.8%
   AAA      1,335    Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA .................  No Opt. Call          702,731
                     Cook Cnty., G.O., MBIA,
   AAA      7,000++     Ser. A, 6.50%, 11/15/02 ...........................................       N/A            7,414,470
   AAA      4,500++     7.00%, 11/01/00 ...................................................       N/A            4,625,550
   AAA      5,000++  Cook Cnty., Community Schs., 6.50%, 1/01/02, FGIC ....................       N/A            5,132,750
                     Du Page Cnty. Fst. Presv. Dist.,
   AAA      5,000       Zero Coupon, 11/01/10 .............................................  No Opt. Call        2,867,350
   AAA     11,965       Zero Coupon, 11/01/11 .............................................  No Opt. Call        6,466,364
   AAA      5,000++  Illinois Edl. Fac. Auth. Rev., 5.70%, 7/01/05, FGIC ..................       N/A            5,119,900
   AAA      7,980    Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC ...........    9/01 @ 100        8,160,747
                                                                                                               -----------
                                                                                                                40,489,862
                                                                                                               -----------
                     INDIANA--3.1%
   AAA      1,340    Columbus Sch. Bd., Ser. A, 6.625%, 7/01/11, AMBAC ....................   7/02 @ 102         1,414,893
   AAA      3,750    Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA .......   1/02 @ 102         3,906,225
   AAA      3,000++  Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp., 6.65%,
                        5/01/02, MBIA .....................................................       N/A            3,129,240
                                                                                                               -----------
                                                                                                                 8,450,358
                                                                                                               -----------
                     LOUISIANA--8.2%
                     Louisiana St., G.O., Ser. A, AMBAC,
   AAA      4,345       5.25%, 4/15/11 ....................................................   4/08 @ 101         4,352,386
   AAA     14,385++     6.50%, 5/01/02 ....................................................       N/A           15,099,791
   AAA      2,905++  New Orleans Pub. Impt., G.O., 6.60%, 9/01/02, FGIC ...................       N/A            3,017,743
                                                                                                               -----------
                                                                                                                22,469,920
                                                                                                               -----------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS--15.1%
   AAA    $ 2,100++  Boston, G.O., Ser. A, 6.50%, 7/01/02, AMBAC .........................        N/A          $ 2,214,093
                     Massachusetts St., G.O.,
   AAA      7,865++     Ser. C, 6.70%, 11/01/04, FGIC ....................................        N/A            8,533,918
   AAA        780++     Ser. C, 6.75%, 8/01/01, AMBAC ....................................        N/A              814,390
   AAA        440       Ser. C, 6.75%, 8/01/09, AMBAC ....................................     8/01 @ 102          457,186
   AAA      2,350++     Ser. D, 6.00%, 7/01/01, MBIA .....................................        N/A            2,387,109
                     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., 6.50%
   AAA      2,000++     Mclean Hosp., Ser. C, 7/01/02, FGIC ..............................        N/A            2,108,660
   AAA      3,275++     So. Shore Hosp., Ser. D, 7/01/02, MBIA ...........................        N/A            3,452,931
   AAA      1,725       So. Shore Hosp., Ser. D, 7/01/10, MBIA ...........................    7/02 @ 102         1,810,974
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA      5,000       Ser. H, 6.75%, 11/15/12 ..........................................    11/03 @ 102        5,248,600
   AAA      5,500       Residential Dev., Ser. A, 6.875%, 11/15/11 .......................    5/02 @ 102         5,763,725
   AAA        600       Residential Dev., Ser. C, 6.875%, 11/15/11 .......................    5/02 @ 102           628,770
   AAA      7,630    Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ..........    11/02 @ 102        7,995,859
                                                                                                               -----------
                                                                                                                41,416,215
                                                                                                               -----------
                     MICHIGAN--4.0%
   AAA      2,375++  Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01, FGIC ......        N/A            2,444,991
                     Michigan Mun. Bd. Auth. Rev.,
   AAA        900       Ser. A, 6.50%, 11/01/12, MBIA ....................................    11/02 @ 102          946,206
   AAA      1,310++     Ser. G, 6.45%, 11/01/04, AMBAC ...................................        N/A            1,416,791
   AAA        730       Ser. G, 6.45%, 11/01/07, AMBAC ...................................    11/04 @ 102          783,845
   AAA      1,320++     Ser. G, 6.65%, 11/01/04, AMBAC ...................................        N/A            1,437,797
   AAA        730       Ser. G, 6.65%, 11/01/09, AMBAC ...................................    11/04 @ 102          785,911
   AAA      3,000    Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                        6.50%, 1/01/10, FSA ..............................................    1/02 @ 100         3,059,340
                                                                                                               -----------
                                                                                                                10,874,881
                                                                                                               -----------
                     MINNESOTA--0.8%
   AAA      2,180    Southern Minnesota Mun. Pwr. Agcy. Rev., Ser. B, 5.75%, 1/01/11 .....        ETM            2,258,175
                                                                                                               -----------
                     MISSISSIPPI--0.7%
   AAA      1,800    Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC ...............    2/01 @ 102         1,852,380
                                                                                                               -----------
                     NEVADA--7.1%
   AAA      5,215++  Clark Cnty. Arpt., 6.25%, 6/01/01, FGIC .............................        N/A            5,297,814
   AAA      4,000++  Clark Cnty., G.O., Ser. A, 6.50%, 6/01/02, AMBAC ....................        N/A            4,204,080
                     Clark Cnty. Sch. Dist.,
   AAA      4,185++     6.75%, 12/15/04, FGIC ............................................        N/A            4,539,972
   AAA      5,175++     Ser. A, 7.00%, 6/01/01, MBIA .....................................        N/A            5,340,859
                                                                                                               -----------
                                                                                                                19,382,725
                                                                                                               -----------
                     NEW JERSEY--0.8%
   AAA      2,000    Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA ...........   6/02 @ 101.5        2,086,560
                                                                                                               -----------
                     NEW MEXICO--0.6%
   Aaa      1,750    Las Cruces Sch. Dist., 5.25%, 8/01/11, FSA ..........................    8/09 @ 100         1,754,007
                                                                                                               -----------
                     NEW YORK--14.5%
   AAA      8,950    Long Island Pwr. Auth. Rev., Ser. A, 5.50%, 12/01/10, AMBAC .........   No Opt. Call        9,246,514
   AAA      4,500++  New York City, G.O., Ser. B, 6.95%, 8/15/04, MBIA ...................        N/A            4,918,230
                     New York St. Env. Fac. Corp., P.C.R.,
   AAA      6,155       6.70%, 5/15/09 ...................................................    11/04 @ 102        6,648,754
   AAA      4,965       6.80%, 5/15/10 ...................................................    11/04 @ 102        5,378,485


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
                     NEW YORK--(CONTINUED)
                     New York St. Medicare Fac. Rev., AMBAC,
   AAA    $ 9,715++     6.60%, 2/15/05 .....................................................      N/A         $ 10,628,113
   AAA      2,695++     6.625%, 2/15/05 ....................................................      N/A            2,951,052
                                                                                                               -----------
                                                                                                                39,771,148
                                                                                                               -----------
                     OHIO--6.1%
   AAA     12,000++  Cleveland Wtrwks. Rev., First Mtg., Ser. F, 6.50%, 1/01/02, AMBAC .....      N/A           12,542,760
   AAA      3,900    Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                        6.50%, 8/15/12, MBIA ...............................................   8/02 @ 102        4,086,498
                                                                                                               -----------
                                                                                                                16,629,258
                                                                                                               -----------
                     OKLAHOMA--2.1%
   AAA      5,725    Oklahoma City Wtr. Util. Tr., Wtr. & Sewer. Rev., Ser. B,
                        6.375%, 7/01/12, MBIA ..............................................  7/02 @ 100         5,873,106
                                                                                                               -----------
                     PENNSYLVANIA--11.4%
   AAA      5,000    Dauphin Cnty. Gen. Auth. Hosp. Rev., 6.25%, 7/01/08, MBIA .............  7/02 @ 102         5,219,000
   AAA      7,500    Pennsylvania St. Higher Edl. Fac. Auth. Rev., Ser. A,
                        5.25%, 8/01/10, FSA ................................................  8/09 @ 101         7,432,500
   AAA      2,100    Philadelphia Wtr. & Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC ........ No Opt. Call        2,179,674
                     Pittsburgh, G.O.,
   AAA      7,000       Ser. A, 5.20%, 3/01/10, FGIC .......................................  9/05 @ 100         7,025,270
   AAA      6,005++     Ser. D, 6.00%, 9/01/02, AMBAC ......................................      N/A            6,273,844
   AAA      3,000++  Pittsburgh Wtr. & Swr., 6.75%, 9/01/01, FGIC ..........................      N/A            3,130,740
                                                                                                               -----------
                                                                                                                31,261,028
                                                                                                               -----------
                     RHODE ISLAND--0.9%
                     Rhode Island Clean Wtr. Protn. Fin. Agcy., P.C.R.,
                        Revolving Fd. Pooled Ln., Issue A, MBIA,
   AAA      2,155++     6.70%, 10/01/02 ....................................................      N/A            2,285,076
   AAA        235       6.70%, 10/01/10 ....................................................  10/02 @ 102          247,537
                                                                                                               -----------
                                                                                                                 2,532,613
                                                                                                               -----------
                     SOUTH CAROLINA--8.6%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA     14,925       6.30%, 1/01/11, MBIA ...............................................  1/03 @ 102        15,591,103
   AAA      7,900       6.50%, 1/01/11, FGIC ...............................................  1/01 @ 102         8,107,217
                                                                                                               -----------
                                                                                                                23,698,320
                                                                                                               -----------
                     TEXAS--16.0%
   AAA      1,055    Austin Util. Sys. Rev. Comb., Ser A., FGIC, 6.00%, 5/15/10 ............  8/00 @ 100         1,058,629
   AAA      1,580    Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 .........................  8/01 @ 100         1,591,613
   AAA      2,500    Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC .....  5/04 @ 102         2,751,700
   AAA      8,000    El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC ......... No Opt. Call        8,226,640
                     Harris Cnty., Toll Road, FGIC,
   AAA      2,585       Ser. B, Zero Coupon, 8/15/08 ....................................... No Opt. Call        1,684,205
   AAA      6,310++     Sr. Lien, Ser. A, 6.50%, 8/15/02 ...................................      N/A            6,658,627
   AAA      4,775       Sr. Lien, Ser. A, 6.50%, 8/15/11 ...................................  8/02 @ 102         5,007,304
   AAA     10,440    Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC ........ No Opt. Call        5,984,417
   AAA      1,840++  North Texas Mun. Wtr. Dist., 6.50%, 6/01/03, MBIA .....................      N/A            1,927,271
                     Texas Mun. Pwr. Agcy. Rev.,
   AAA      3,210       5.25%, 9/01/12, MBIA ...............................................  9/03 @ 100         3,188,654
   AAA      4,000       Ser. A, 5.50%, 9/01/10, MBIA ....................................... No Opt. Call        4,120,280
   AAA      1,500       Ser. A, 6.75%, 9/01/12, AMBAC ......................................  9/01 @ 102         1,556,235
                                                                                                               -----------
                                                                                                                43,755,575
                                                                                                               -----------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
                     UTAH--2.5%
   AAA    $ 3,470    Intermountain Pwr. Agcy. Rev., Ser. A, 5.25%, 7/01/11 .................  7/09 @ 101       $ 3,465,628
   AAA      1,450    Salt Lake City. Mun. Bldg. Lease Rev., 6.15%, 10/01/10, MBIA ..........  10/04 @ 101        1,512,510
   AAA      3,175    Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC ......... No Opt. Call        1,832,578
                                                                                                               -----------
                                                                                                                 6,810,716
                                                                                                               -----------
                     VIRGINIA--3.6%
                     Peninsula Port Auth., Riverside Hlth. Sys., MBIA,
   AAA      6,000++     Proj. A, 6.625%, 7/01/02 ...........................................      N/A            6,340,020
   AAA      3,380       Proj. B, 6.625%, 7/01/10 ...........................................  7/02 @ 102         3,546,634
                                                                                                               -----------
                                                                                                                 9,886,654
                                                                                                               -----------
                     WASHINGTON--10.0%
   AAA      4,650++  Port of Seattle Rev., 6.60%, 8/01/02, MBIA ............................      N/A            4,908,447
   AAA      5,000    Washington St., G.O., Ser. 2000 A, 5.50%, 7/01/11, MBIA ...............  7/09 @ 100         5,107,500
   AAA      6,500    Washington St., Convention & Trade Ctr., 5.00%, 7/01/10, MBIA .........  7/09 @ 100         6,396,520
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA     12,905       Zero Coupon, 7/01/10, MBIA ......................................... No Opt. Call        7,475,995
   AAA      3,500++     Nuclear Proj. No. 2, Ser. A, 7.00%, 7/01/00, FGIC ..................      N/A            3,570,000
                                                                                                               -----------
                                                                                                                27,458,462
                                                                                                               -----------
                     WISCONSIN--0.7%
   AAA      2,000++  Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Wausau Hosp. Inc.,
                        Ser. A, 6.625%, 2/15/01, AMBAC .....................................      N/A            2,065,500
                                                                                                               -----------
                     TOTAL INVESTMENTS--162.7% (COST $422,660,800) .........................                   445,825,957
                     Liabilities in excess of other assets--(0.5)% .........................                    (1,333,637)
                     Liquidation value of preferred stock--(62.2)% .........................                  (170,400,000)
                                                                                                              ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ....................                  $274,092,320
                                                                                                              ============


-------------
  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

  + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  ++ This bond is prerefunded. See glossary for definition.

--------------------------------------------------------------------------------------------------------------------------

                           THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
          AMBAC -- American Municipal Bond Assurance Corporation     FNMA -- Federal National Mortgage Association
      CONNIELEE -- College Construction Loan Insurance Association    FSA -- Financial Security Assurance
          C.O.P.-- Certificate of Participation                      MBIA -- Municipal Bond Insurance Association
            ETM -- Escrowed to Maturity                            P.C.R. -- Pollution Control Revenue
           FGIC -- Financial Guaranty Insurance Company
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $422,660,800)
  (Note 1) .....................................................    $445,825,957
Interest receivable ............................................       7,959,578
Other assets ...................................................          38,251
                                                                    ------------
                                                                     453,823,786
                                                                    ------------

LIABILITIES

Payable for investments purchased ..............................       6,401,445
Dividends payable--common stock ................................       1,348,124
Due to custodian ...............................................         902,867
Offering costs payable--preferred stock ........................         265,771
Dividends payable--preferred stock .............................         191,413
Investment advisory fee payable (Note 2) .......................         127,696
Administration fee payable (Note 2) ............................          36,485
Other accrued expenses .........................................          57,665
                                                                    ------------
                                                                       9,331,466
                                                                    ------------
NET INVESTMENT ASSETS ..........................................    $444,492,320
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .........................................    $    258,856
    Paid-in capital in excess of par ...........................     239,119,022
  Preferred stock (Note 4) .....................................     170,400,000
                                                                    ------------
                                                                     409,777,878

  Undistributed net investment income ..........................      11,050,511
  Accumulated net realized gain ................................         498,774
  Net unrealized appreciation ..................................      23,165,157
                                                                    ------------
  Net investment assets, June 30, 2000 .........................    $444,492,320
                                                                    ============
  Net assets applicable to common shareholders .................    $274,092,320
                                                                    ============
Net asset value per common share:
  ($274,092,320 /25,885,639 shares of
  common stock issued and outstanding) .........................          $10.59
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income

  Interest and discount earned .................................   $ 12,852,880
                                                                   ------------
Operating expenses

  Investment advisory ..........................................        747,305
  Administration ...............................................        213,516
  Auction agent ................................................        199,500
  Reports to shareholders ......................................         84,000
  Custodian ....................................................         56,500
  Legal ........................................................         50,500
  Directors ....................................................         36,000
  Independent accountants ......................................         29,500
  Registration .................................................         16,000
  Transfer agent ...............................................         15,500
  Miscellaneous ................................................         54,812
                                                                   ------------
  Total expenses ...............................................      1,503,133
                                                                   ------------

Net investment income ..........................................     11,349,747
                                                                   ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS

Net realized gain on investments ...............................        823,378
Net change in unrealized appreciation on
  investments ..................................................       (402,084)
                                                                   ------------
Net gain on investments ........................................        421,294
                                                                   ------------


NET INCREASE IN NET INVESTMENT

ASSETS RESULTING FROM OPERATIONS ...............................   $ 11,771,041
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                    JUNE 30,       DECEMBER 31,
                                                      2000             1999
                                                 -------------    -------------

INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:

  Net investment income ......................   $  11,349,747    $  21,975,360
  Net realized gain on investments ...........         823,378           27,290
  Net change in unrealized appreciation
    on investments ...........................        (402,084)     (17,696,367)
                                                 -------------    -------------
  Net increase in net investment assets
    resulting from operations ................      11,771,041        4,306,283
                                                 -------------    -------------
DIVIDENDS:

  To common shareholders from net
    investment income ........................      (8,088,562)     (16,177,181)
  To preferred shareholders from
    net investment income ....................      (3,195,042)      (4,278,809)
                                                 -------------    -------------
  Total dividends ............................     (11,283,604)     (20,455,990)
                                                 -------------    -------------
CAPITAL STOCK TRANSACTIONS:

  Net proceeds from additional issuance
    of preferred shares ......................      39,685,334               --
                                                 -------------    -------------
    Total increase (decrease) ................      40,172,771      (16,149,707)
                                                 -------------    -------------


NET INVESTMENT ASSETS

Beginning of period ..........................     404,319,549      420,469,256
                                                 -------------    -------------
End of period (including undistributed
  net investment income of $11,050,511
  and $10,984,368 respectively) ..............   $ 444,492,320    $ 404,319,549
                                                 =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                            SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      ----------------------------------------------------
                                                                   2000          1999       1998       1997       1996       1995
                                                                 --------      --------   --------   --------   --------   --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................  $  10.60      $  11.22   $  11.20   $  10.87   $  11.02   $   9.73
                                                                 --------      --------   --------   --------   --------   --------
  Net investment income .......................................       .44           .85        .85        .84        .83        .84
  Net realized and unrealized gain (loss)
    on investments ............................................       .01          (.68)      (.03)       .29       (.18)      1.27
                                                                 --------      --------   --------   --------   --------   --------
Net increase from investment operations .......................       .45           .17        .82       1.13        .65       2.11
                                                                 --------      --------   --------   --------   --------   --------
Dividends from net investment income to:
  Common shareholders .........................................      (.31)         (.62)      (.62)      (.62)      (.62)      (.62)
  Preferred shareholders ......................................      (.12)         (.17)      (.18)      (.18)      (.18)      (.20)
                                                                 --------      --------   --------   --------   --------   --------
Total dividends ...............................................      (.43)         (.79)      (.80)      (.80)      (.80)      (.82)
                                                                 --------      --------   --------   --------   --------   --------
Capital charge with respect to issuance
  of preferred shares .........................................      (.03)           --         --         --         --         --
                                                                 --------      --------   --------   --------   --------   --------
Net asset value, end of period* ...............................  $  10.59      $  10.60   $  11.22   $  11.20   $  10.87   $  11.02
                                                                 ========      ========   ========   ========   ========   ========
Market value, end of period* ..................................  $  10.00      $   9.44   $  11.50   $  11.00   $  10.13   $  10.00
                                                                 ========      ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+ ......................................      9.41%       (12.92)%    10.53%     15.22%      7.59%     25.31%
                                                                 ========      ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:
Expenses++ ....................................................      1.11%+++       .94%       .93%       .94%       .97%       .96%
Net investment income before preferred stock dividends++ ......      8.42%+++      7.74%      7.56%      7.66%      7.66%      7.97%
Preferred stock dividends .....................................      2.36%+++      1.51%      1.53%      1.62%      1.61%      1.87%
Net investment income available to common shareholders ........      6.06%+++      6.23%      6.03%      6.04%      6.05%      6.10%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ......  $272,157      $284,075   $290,004   $283,531   $281,521   $272,868
Portfolio turnover rate .......................................         9%            0%         0%         1%         1%         1%
Net assets of common shareholders,
  end of period (in thousands) ................................  $274,092      $274,320   $290,469   $289,962   $281,470   $285,226
Preferred stock outstanding (in thousands) ....................  $170,400      $130,000   $130,000   $130,000   $130,000   $130,000
Asset coverage per share of preferred stock,
  end of period ...............................................  $ 65,241      $ 77,768   $ 80,868   $ 80,768   $ 79,132   $ 79,898

----------

   * Net asset value and market value are published in BARRON'S each Saturday and THE WALL STREET JOURNAL on Monday.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for the period of less than one year has not been annualized.

  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common stockholders.

 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), was organized in Maryland on December 23, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management
Inc. (the "Administrator"), which is a wholly-owned subsidiary of PaineWebber Incorporated.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2000 aggregated $85,993,135 and $39,542,404, respectively.

     The federal income tax basis of the Trust's investments at June 30, 2000 was substantially the same as the basis for financial reporting, and accordingly, net unrealized appreciation for federal income tax purposes was $23,165,157 (gross unrealized appreciation--$23,189,407, gross unrealized depreciation--$24,250).

      For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $325,000 of which $279,000 will expire in 2003 and $46,000 will expire in 2005.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at June 30, 2000, the Advisor owned 10,583 shares. As of June 30, 2000, there were 6,816 preferred shares outstanding as follows: Series M7--4,216 and Series M28--2,600, which includes 1,616 shares of Series M7 issued on March 10, 2000.

      On March 10, 2000, the Trust reclassified 1,616 shares of common stock and issued an additional 1,616 shares of Series M7 preferred stock. The additional shares issued have identical rights and features of the existing M7 preferred stock. Estimated offering costs of $310,666 and underwriting discount of $404,000 have been charged to paid-in capital in excess of par of the common shares.

      Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.25% to 6.15% for the six months ended June 30, 2000.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

On June 30, 2000, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.04792 per common share payable August 1, 2000 to shareholders of record on July 14, 2000.

      For the period July 1, 2000 through July 31, 2000, dividends declared on preferred shares totalled $557,798 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

      (1)   To elect three Directors as follows:

            DIRECTOR                            CLASS        TERM       EXPIRING
            --------                            -----        -----       -------
            Frank J. Fabozzi .................   II         3 years       2003
            Walter F. Mondale ................   II         3 years       2003
            Ralph L. Schlosstein .............   II         3 years       2003

            Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

            Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                      VOTES FOR*   VOTES AGAINST*   ABSTENTIONS*
                                      --------      -----------     ----------
      Frank J. Fabozzi ............      4,797          --               194
      Walter F. Mondale ...........  21,987,089         --            549,319
      Ralph L. Schlosstein ........  22,173,327         --            363,081
      Ratification of
        Deloitte & Touche LLP .....  22,159,717       114,101         262,590

----------

* The votes represent common and preferred shareholders voting as a single class except for the election of Frank J. Fabozzi who was elected by preferred shareholders.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock  Advisors,  Inc.  (the  "Advisor")  is  an  SEC-registered  investment advisor. As of June 30, 2000 the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed-income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. Blackrock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price, the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:            These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Income Trust Inc. BKT N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust BHY N/A


TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT      12/00
The BlackRock 2001 Term Trust Inc.                                BTM      06/01
The BlackRock Strategic Term Trust Inc.                           BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT      12/04
The BlackRock Advantage Term Trust Inc.                           BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT      12/09

TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10


      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 277-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800)  699-1BFM

AUCTION AGENT
Deutsche Bank
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

      The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                                New York, NY 10019
                                 (800) 227-7BFM

                                                                     092474 10 5
                                                                     092474 20 4
[RECYCLE LOGO] Printed on recycled paper                             092474 30 3






     ---------
     BlackRock
THE  ---------
INSURED MUNICIPAL
TERM TRUST INC.
------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2000